POWER OF ATTORNEY

The undersigned does hereby constitute and appoint Steve Milton, Christopher Rosa, and Aimee Williams-Ramey and each of them, with full power to act alone, her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, (1) to prepare, execute in the undersigned’s name and on the undersigned’s behalf, and submit to the U.S. Securities and Exchange Commission (the “SEC”) a Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain codes and passwords enabling the undersigned to make electronic filings with the SEC of reports required by Section 16(a)
of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or any rule or regulation of the SEC and (2) to prepare, execute and acknowledge Forms 3, 4, 5 and 144 (including amendments thereto) with respect to securities of Sabre Corporation
(the “Company”), and to deliver and file the same with all exhibits thereto, and all other documents in connection therewith, to and with the SEC, the national securities exchanges and the Company pursuant to Section 16(a) of the Exchange Act and the rules and regulations thereunder, granting unto said attorneys‑in‑fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys‑in‑fact and agents or any one of them, or her substitute or their substitutes, lawfully do or cause to be done by virtue hereof. The undersigned agrees that each of the attorneys‑in‑fact herein may rely entirely on information furnished orally or in writing by the undersigned to such attorney-in-fact.

The validity of this Power of Attorney shall not be affected in any manner by reason of the execution, at any time, of other powers of attorney by the undersigned in favor of persons other than those named herein.

The undersigned agrees and represents to those dealing with any of the attorneys-in-fact herein that this Power of Attorney is for indefinite duration and may be voluntarily revoked only by written notice delivered to such attorney-in-fact.

IN WITNESS WHEREOF, I have hereunto set my hand effective this 9th day of
July, 2018.

/s/ Kimberly Warmbier
Kimberly Warmbier